UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2021 (November 8, 2021)

THE PARKING REIT, INC
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55760	47-3945882
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

250 E. 5th Street, Suite 2110, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)
(513) 834-5110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company false ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of 11:59 a.m. Eastern Time on November 12, 2021, The Parking REIT, Inc. (the “Company”) changed its name to “Mobile Infrastructure Corporation”, pursuant to Articles of Amendment to its Articles of Amendment and Restatement (as amended to date, the “Charter”) filed with the Maryland State Department of Assessments and Taxation.

Also, effective November 12, 2021, the Company amended its Amended and Restated Bylaws to reflect the change of its name described above.

The foregoing descriptions of the amendments to the Company’s Charter and Amended and Restated Bylaws are not complete and are subject to and qualified in their entirety by reference to Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and the Company’s Amended and Restated Bylaws, as amended, a composite copy of which is attached hereto as Exhibit 3.2, each of which is incorporated herein by reference. In addition, a marked copy of the Company’s Amended and Restated Bylaws indicating changes made to this document, as it existed immediately prior to the adoption of the amendment, is attached as Exhibit 3.3, and is incorporated herein by reference.

On November 12, 2021, the Company issued a press release announcing the Company’s name change. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 8, 2021, Color Up, LLC, a Delaware limited liability company (the “Purchaser”) announced the expiration and results as of 5:00 p.m. Eastern Time on November 5, 2021 (the “Expiration Time”) of the previously announced cash tender offer (the “Tender Offer”) of up to 900,506 shares (the “Shares”) of common stock, $0.0001 par value per share, of The Parking REIT, Inc. (the “Company”). Following the Expiration Time, 878,082 Shares were validly tendered and not validly withdrawn.

On November 8, 2021, in connection with the expiration of the Tender Offer and pursuant to that certain Equity Purchase and Contribution Agreement, dated as of January 8, 2021, by and among Purchaser, the Company, MVP REIT II Operating Partnership, L.P., Michael V. Shustek, Vestin Realty Mortgage I, Inc., and Vestin Realty Mortgage II, Inc. (the “Purchase Agreement”), the Company issued 22,424 shares of common stock, $0.0001 par value per share (the “Backstop Shares”) to the Purchaser as the Company Backstop (as defined in the Purchase Agreement).

In issuing the Backstop Shares, the Company relied on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser has provided in the Purchase Agreement and a separate subscription agreement a written representation that the Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and the Company has not engaged in general solicitation in connection with the offer or sale of the Shares.

For additional information on the Purchase Agreement and the transactions contemplated thereby, please see the Current Reports on Form 8-K filed by the Company on January 14, 2021 and August 31, 2021 (as amended by the Form 8-K/A filed by the Company on October 8, 2021 and as further amended by the Form 8-K/A filed by the Company on November 8, 2021). A copy of the Purchase Agreement was filed previously as Exhibit 10.1 to the Current Report filed by the Company on January 14, 2021 and is incorporated by reference.

On November 8, 2021, Purchaser issued a press release announcing the expiration of the Tender Offer. The press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
3.1	Articles of Amendment of The Parking REIT, Inc., dated November 12, 2021. (Filed herewith.)

3.2	Amended and Restated Bylaws, adopted effective November 12, 2021. (Filed herewith.)

3.3	Amended and Restated Bylaws, adopted effective November 12, 2021. (marked copy) (Filed herewith.)

99.1	Press Release, dated November 12, 2021.

99.2	Press Release, dated November 8, 2021 (incorporated by reference to Exhibit (a)(1)(E) to Amendment No. 2 to the Schedule TO filed by Color Up, LLC on November 9, 2021).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PARKING REIT, INC.

By:	/s/ J. Kevin Bland
Name:	J. Kevin Bland
Title:	Chief Financial Officer
Date: November 12, 2021